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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-11 (No. 333-100126) of Behringer Harvard Mid-Term Value Enhancement Fund I, LP of our report dated March 30, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


DALLAS, TEXAS
March 30, 2004